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                                                                EXHIBIT 10.29


                 WESTFIELD AMERICA, INC.,

          WESTFIELD AMERICA MANAGEMENT LIMITED,

            PERPETUAL TRUSTEE COMPANY LIMITED

                           AND

               STICHTING PENSIOENFONDS ABP




                SERIES B PREFERRED SHARES

                           AND

             OPTIONS COVERING ORDINARY UNITS
                OF WESTFIELD AMERICA TRUST




       -------------------------------------------

                  SUBSCRIPTION AGREEMENT


       -------------------------------------------

               Dated as of April ___, 1997


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                  SUBSCRIPTION AGREEMENT

                    TABLE OF CONTENTS


                                                                            Page

Section 1.  Sale and Purchase...............................................2
    1.1.    Sale and Purchase of the Shares.................................2
    1.2.    Sale and Purchase of the Options................................2

Section 2.  Closing.........................................................2
    2.1.    Place and Date..................................................2
    2.2.    Purchase of Securities..........................................3
    2.3.    Payment of Purchase Price.......................................3
    2.4.    Failure of Conditions...........................................4

lSection 3. Conditions to the Obligations of the Purchaser..................4
    3.1.    Representations and Warranties..................................4
    3.2.    Performance.....................................................4
    3.3.    IPO.............................................................4
    3.4.    Proceedings and Documents.......................................4
    3.5.    Opinions of Counsel.............................................5
    3.6.    Material Adverse Change.........................................5
    3.7.    Consents........................................................5
    3.8.    No Violation....................................................5
    3.9.    Option Deed.....................................................6
    3.10.   Obligations of Manager under Option Deed........................6

Section 4.  Conditions to the Obligations of the Company and WAT............6
    4.1.    Representations and Warranties..................................6
    4.2.    IPO.............................................................7
    4.3.    Amendment to Articles...........................................7

Section 5.  Representations and Warranties of the Company...................7
    5.1.    Status; Power and Authority.....................................7
    5.2.    No Violation or Conflict........................................7
    5.3.    Securities......................................................7
    5.4.    Obligations Binding.............................................8
    5.5.    Federal Securities Law Matters..................................8

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    5.6.    Disclosure......................................................8
    5.7.    Legal Proceedings...............................................8
    5.8.    Investment Company..............................................9
    5.9.    REIT Status.....................................................9

Section 6.  Representations and Warranties of the Purchaser.................9
    6.1.    Organization and Standing.......................................9
    6.2.    Agreement.......................................................9
    6.3.    Governmental and Other Consents.................................9
    6.4.    ERISA Matters...................................................9
    6.5.    Investment Representation; Transfer Restrictions...............10
    6.6.    Ownership......................................................10
    6.7.    Investigation, Etc.............................................10
    6.8.    No Violation...................................................10
    6.9.    Amendment to Articles..........................................10

Section 7.  Restrictions on Transfer.......................................11

Section 8.  Survival of Representations and Warranties.....................13

Section 9.  Notices........................................................13

Section 10. Termination....................................................15

Section 11. Reconstructions................................................15

Section 12. Entire Agreement...............................................15

Section 13. Successors and Assigns.........................................15

Section 14. Headings.......................................................15

Section 15. Governing Law..................................................15

Section 16. Counterparts...................................................15

Section 17. Issuance and Other Taxes.......................................15

Section 18. No Delay; Waiver...............................................16


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Section 19. Severability...................................................16

Section 20. Financial Statements and Other Information.....................16

Section 21. Inspection.....................................................17

Section 22. Lost, etc., Certificates.......................................17

Section 23. Limitation of Liability........................................17

Section 24. WAT Trust Deed.................................................17


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                  SUBSCRIPTION AGREEMENT
                  ----------------------

         SUBSCRIPTION AGREEMENT (the "AGREEMENT"), dated as of April ___,
1997, between WESTFIELD AMERICA, INC., a Missouri corporation (formerly known as CenterMark Properties, Inc.) (the "COMPANY"), WESTFIELD AMERICA MANAGEMENT LIMITED ("WAM"), a company organized under the laws of New South Wales, Australia, as manager (in such capacity, the "MANAGER") of Westfield America Trust ("WAT"), a public trust constituted by the Westfield America Trust Deed, dated March 28, 1996, as amended (the "WAT TRUST DEED"), PERPETUAL TRUSTEE COMPANY LIMITED, a company organized under the laws of New South Wales, Australia, as trustee of WAT (in such capacity, the "WAT TRUSTEE"), and STICHTING PENSIOENFONDS ABP, an entity established under the laws of The Kingdom of the Netherlands, whose principal business is investing in funds held on behalf of public sector employees of The Kingdom of the Netherlands (the "PURCHASER"). References herein to obligations of WAT shall be deemed to refer to obligations of either the Manager or the WAT Trustee, as applicable under the WAT Trust Deed.

                  W I T N E S S E T H :
                  - - - - - - - - - - -

       WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, 400,000 shares of Series B Preferred Shares, par value $1.00 per share, of the Company (the "SHARES") having the terms described in Section 1.1;

       WHEREAS, WAT desires to sell to the Purchaser, and the Purchaser desires to purchase from WAT, 400,000 options (the "OPTIONS", the Shares and the Options collectively referred to herein as the "SECURITIES") issued by WAM, the Options being options to be issued pursuant to a Special Option Deed having the terms described in Section 3.9 (the "OPTION DEED"), and each Option shall provide the right to purchase, on the terms and conditions set forth in the Option Deed, such number of ordinary units of WAT (subject to recalculation as provided therein) as shall equal the Special Option Number (as defined in the Option Deed);

       NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the parties hereto agree as follows:

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         Section 1. SALE AND PURCHASE.  1.1.  SALE AND PURCHASE OF THE
SHARES. In reliance upon the representations and warranties contained herein and subject to the terms and conditions hereof, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase, on the Closing Date (as defined in Section 2), the Shares. The Shares shall have, MUTATIS MUTANDIS, substantially the same terms and conditions as the Company's Series A Preferred Shares, par value $1.00 per share (the "SERIES A SHARES") (with such changes therefrom as shall not adversely affect the rights, preferences or powers of the Shares), except that (a) the dividend rate on the Shares will be the greater of
(i) $8.50 per annum, or an 8.5% yield, if the FFO Multiple (as defined below) for the IPO is 11.7 or less or, if the FFO Multiple is 11.8 or more, the minimum dividend yield will be reduced to an amount equal to one divided by the FFO Multiple (such event, a "Yield Reduction Event"), with quarterly amounts adjusted accordingly, including with respect to fractional dividends payable upon redemption and liquidation, and (ii) the dividend rate on shares of Common Stock issued in the IPO (as such terms are defined in Section 2), which shall be based on a "Common Equivalent Amount" equal to (x) 100 divided by (x) the Price to Public of shares of Common Stock sold by the Company in the IPO (as such terms are defined in Section 2), (b) the earliest date for redemption shall be the seventh anniversary of the date of issuance of the Shares, and (c) the holders of the Series A Shares and the Shares shall vote together as a class on all matters requiring a vote of such shares, including but not limited to the election of one director upon the failure to declare dividends, and that, where the vote of a majority of the Series A Shares is currently provided, the vote required shall be a vote of a majority of the Series A Shares and the Shares, voting together as a class. The "FFO Multiple" shall be determined by Merrill Lynch & Co. and shall equal the multiple of the projected per share Funds from Operations (as such term in defined in the Registration Statement defined in Section 2.1 below) of the Company for the 1997 fiscal year available for Common Stock distributions used for determining the Price to Public for shares of Common Stock sold in the IPO. If a Yield Reduction Event occurs, neither the Purchaser nor the Company shall have any obligation to purchase or sell the Shares.

       1.2. SALE AND PURCHASE OF THE OPTIONS. In reliance upon the representations and warranties contained herein and subject to the terms and conditions hereof, WAT agrees to sell to the Purchaser, and the Purchaser agrees to purchase, on the Closing Date (as defined in Section 2), the Options having the terms described in the Option Deed as set forth in Section 3.9.

       Section 2. CLOSING. 2.1. PLACE AND DATE. The closing of the sale and purchase of the Securities (the "CLOSING") shall take place at the offices of Debevoise & Plimpton, 1 Creed Court, 5 Ludgate Hill, London EC4M 7 AA, at 9:00 a.m. New


                            2

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York time on the date of the closing of the company's initial public offering of common stock, par value $.01 per share (the "COMMON STOCK"), of the Company (the "IPO") pursuant to its Registration Statement on Form S-11 (No. 333-22731) (as amended from time to time prior to the Closing Date, the "REGISTRATION STATEMENT"), or at such other time and place as the parties to this Agreement shall agree (the "CLOSING DATE"). The Closing Date shall not be later than June 15, 1997.

       2.2. PURCHASE OF SECURITIES.  Subject to all of the terms and conditions of this Agreement, the Purchaser hereby subscribes for and shall purchase, and the Company shall sell to the Purchaser at the Closing referred to in Section 2.1 hereof, 400,000 Shares at a purchase price of
US[$100 less the amount of Option Purchase Price] per Share (the "SHARE PURCHASE PRICE") and the Purchaser hereby subscribes for and shall purchase, and WAT shall sell to the Purchaser at the Closing referred to in Section 2.1
hereof, 400,000 Options at a purchase price of US[$     ] per Option (the
"OPTION PURCHASE PRICE" and together with the Share Purchase Price, the "PURCHASE PRICE"). The total number of each of the Shares and the Options may be adjusted up or down if the total Price to Public of the shares of Common Stock sold pursuant to the Registration Statement (other than shares of Common Stock, if any, sold upon the exercise of the underwriters' over-allotment option) [(the "IPO Gross Proceeds") is greater or less than US$400 million so that the total number of each of the Shares and the Options purchased at the Closing shall equal the IPO Gross Proceeds divided by 1,000; PROVIDED, HOWEVER, that the Purchaser shall have no obligation to purchase more than the lesser of (a) Shares and Options having a Purchase Price of 10% of the IPO Gross Proceeds, (b) Shares and Options which, if such Shares were convertible into Common Stock by multiplying the number of Shares by the Common Equivalent Amount set forth in Section 1, would not exceed 10% of the Common Stock issued in the IPO and (b) 400,000 Shares and 400,000 Options, at the Purchase Price; and PROVIDED FURTHER, that the number of Shares and the number of Options purchased by the Purchaser shall be the same. Prior to the Closing, the Purchaser, the Company and WAT shall agree upon the allocation of the Purchase Price between the Shares and the Options.


       2.3. PAYMENT OF PURCHASE PRICE. Subject to all of the terms and conditions of this Agreement, the Purchaser shall deliver at the Closing cash in an amount equal to (i) the Share Purchase Price for all Shares purchased and
(ii) the Option Purchase Price for all Options purchased, in each case by bank transfer or transfer in immediately available funds to such account of the Company or WAT, as the case may be, as shall be specified by written notice from the Company or WAT, as the case may be, to the Purchaser, such notice given not less than two business days prior to the Closing Date, in full payment for the Securities.

       2.4. FAILURE OF CONDITIONS.  If any of the conditions specified in
Section 3 or 4 hereof shall not have been fulfilled when and as required by this Agreement


                            3

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to be fulfilled, the Agreement may be terminated by the party for whom such condition relates by notice to the other parties without liability to any other parties.

       Section 3. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser under this Agreement are subject to the fulfillment prior to or on (a) the date (the "PRICING DATE") an underwriting agreement relating to the sale of shares of Common Stock in the IPO is executed and delivered by the Company and the underwriters named in the Registration Statement or, (b) in the case of the conditions set forth in Sections 3.3, 3.5,
3.7 and 3.9, prior to or at the Closing, of the following conditions:

       3.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth herein and in any written statement, certificate or other instrument delivered to the Purchaser pursuant hereto, and the representations and warranties of WAT set forth in the Option Deed shall be true and correct in all material respects on the Pricing Date, and the Purchaser shall have received a certificate of the chief financial officer of the Company, dated as of the Pricing Date, to such effect.

       3.2. PERFORMANCE. The Company, WAT, the WAT Trustee and the Manager shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Pricing Date or the Closing Date, as the case may be, including without limitation, the execution of, and compliance with, an agreement between the parties hereto with respect to the allocation of the Purchase Price in accordance with Section 2.2 hereof.

       3.3. IPO. The closing of the sale of Common Stock as contemplated by the Registration Statement shall have occurred.

       3.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incidental thereto shall be reasonably satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such originals or certified or other copies of such documents as the Purchaser may reasonably request.
Since March 4, 1997, there shall have been no amendment of or supplement to the Registration Statement reflecting changes in the transaction and documents described in the Registration Statement which might reasonably be expected to materially and adversely affect the holders of the Securities.

       3.5. OPINIONS OF COUNSEL. The Purchaser shall have received (a) an opinion of Debevoise & Plimpton, New York counsel to the Company, dated a date not


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earlier than the Pricing Date and not later than the Closing Date; (b) an opinion of Bryan Cave or other counsel reasonably satisfactory to the Purchaser, as special Missouri counsel for the Company, dated a date not earlier than the Pricing Date and not later than the Closing Date, (c) an opinion of Skadden, Arps, Slate, Meagher & Flom, special U.S. tax counsel to the Company, dated a date not earlier than the Pricing Date and not later than the Closing Date; and
(c) an opinion of Minter Ellison, Australian counsel to WAT, dated a date not earlier than the Pricing Date and not later than the Closing Date, in each case covering, MUTATIS MUTANDIS, the matters covered in the opinions delivered to the Purchaser by such firms pursuant to the Subscription Agreement, dated as of June 14, 1996, between the Company and the Purchaser.

       3.6. MATERIAL ADVERSE CHANGE. There shall not have occurred at any time at or prior to the Pricing Date since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any act, omission or thing which could reasonably be expected to result in a material adverse change, in the business, operations or condition (financial or otherwise) of either the Company, the Manager, the WAT Trustee or WAT and/or its respective subsidiaries, in each case taken as a whole, whether or not arising in the ordinary course of business.

       3.7. CONSENTS. All authorizations and consents necessary for the execution and delivery by the Company, the Manager or the WAT Trustee, as the case may be, or on behalf of the Company, the Manager or the WAT Trustee, as the case may be, of this Agreement and the Option Deed and the sale and delivery of the Securities as contemplated herein and thereby will, at or prior to the Closing, have been given and will be in full force and effect at the time of the Closing. The form of the certificate representing the Options and the form of transfer certificate attached to the Option Deed will comply with all applicable requirements, including The Listing Rules of the Australian Stock Exchange Limited.

       3.8. NO VIOLATION.  From the date of this Agreement to the Pricing
Date, (i) no law, rule or regulation to which the Purchaser is subject shall have been enacted, (ii) no judicial or administrative order or decree to which the Purchaser is subject shall have been entered and (iii) no standard, fiduciary duty or policy established by applicable law which governs the management and/or investment criteria of the Purchaser shall have been established, which in any such event would prevent either (a) the ownership by the Purchaser of a Share at a time when the Purchaser owns no Options or (b) the ownership by the Purchaser of an Option at a time when the Purchaser owns no Shares. On the Pricing Date, the purchase of and payment for the Securities to be purchased by the Purchaser on the Closing Date shall not be prohibited by any applicable law or governmental regulation (other than any such law or regul

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ation of the jurisdiction in which the Purchaser is organized which was in effect on the date hereof).

       3.9. OPTION DEED. The Option Deed, in substantially the form attached hereto as Exhibit A, among the WAT Trustee, the Manager and the Company, shall have been duly authorized, executed and delivered by each of the parties thereto. The Company shall be responsible for any costs relating to the preparation of the Option Deed, as well as all stamp duty, transfer taxes, license fees and any other taxes on or relating to the Option Deed and the exercise of the Options. The grant of the Options and the issue of ordinary units of WAT as a consequence of the exercise of the Options shall have been approved by the requisite vote of the unit holders of WAT. Upon the request of any holder of the Options in connection with the transfer thereof, the Company will promptly provide to such holder information regarding the stock ownership (including by attribution) of the Company as determined under the Code (as hereinafter defined) and the effect of the ownership limitation contained in the Company's charter with respect to such transfer. The agreements of the Company set forth in this Section 3.9 will survive the Closing hereunder.

       3.10. OBLIGATIONS OF MANAGER UNDER OPTION DEED. Westfield Holdings Limited or another entity designated by the Company reasonably satisfactory to the Purchaser shall have indemnified the holders of the Option for damages or losses (including legal fees and expenses) incurred or suffered by the Purchaser due to the failure or inability of the Manager to perform its obligations under the Option Deed.

       Section 4. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND WAT. The obligations of the Company under this Agreement are subject to the fulfillment prior to or at the Pricing Date or the time of the Closing, as applicable, of the following conditions:

       4.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser set forth herein and in any written statement, certificate or other instrument delivered to the Company pursuant hereto shall be true and correct in all material respects at the Closing Date. The Purchaser shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Pricing Date or the of time of the Closing, as the case may be, including without limitation, the execution of, and compliance with, an agreement between the parties hereto with respect to the allocation of the Purchase Price in accordance with Section 2.2 hereof.

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       4.2. IPO.  The Closing of the sale of Common Stock as contemplated by the Registration Statement shall have occurred.

       4.3. AMENDMENT TO ARTICLES. The Purchaser shall have voted its Series A Shares to amend the Articles (as defined in Section 6.9) as provided in
Section 6.9.

       Section 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and covenants to the Purchaser as follows:

       5.1. STATUS; POWER AND AUTHORITY. The Company is a company duly organized, validly existing and in good standing under the laws of the State of Missouri and has all requisite power and authority to enter into and perform its obligations under this Agreement and the Shares. WAT is a validly subsisting public trust established under the WAT Trust Deed which has not been terminated. The Manager is a company duly organized and validly existing under the laws of New South Wales, Australia, and has all requisite power and authority to enter into and perform its obligations under the Option Deed and the Options. The WAT Trustee is a company duly organized and validly existing under the laws of New South Wales, Australia, and has the power and authority under the WAT Trust Deed to enter into and perform its obligations under the Option Deed and the Options.

       5.2. NO VIOLATION OR CONFLICT. The execution and delivery of this Agreement by the Company and, upon the approval of the execution and delivery of the Option Deed and the exercise thereof by the unit holders of WAT, the Option Deed by each of the Manager and the WAT Trustee and the consummation of the transactions contemplated herein and thereby (including the sale and delivery of the Securities) will not result in a breach by the Company, the Manager or the WAT Trustee, as the case may be, of, or constitute a default by the Company, the Manager or the WAT Trustee, as the case may be, under, (i) the charter or by-laws (or other governing document) or any contract, agreement or instrument to which the Company, the Manager or the WAT Trustee is a party or by which the Company, the Manager or the WAT Trustee is bound or their respective properties may be subject or (ii) any existing applicable law, rule, published regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company, the Manager or the WAT Trustee or any of their respective properties.

       5.3. SECURITIES. Each of the Company and, upon the approval of the execution and delivery of the Option Deed by the unit holders of WAT, and the Manager has full right, power and authority to sell, transfer and deliver the Securities as contemplated by this Agreement and the Option Deed, as the case may be; and upon

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delivery of the Securities and payment of the Purchase Price therefor as contemplated by this Agreement, the Purchaser will receive good and valid title to the Securities purchased by it, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind and such Securities will be fully paid and non-assessable, except that there are certain restrictions on ownership and transfer of the Securities described herein, in the Company's Articles and in the Option Deed.

       5.4. OBLIGATIONS BINDING. This Agreement has been duly authorized by all necessary action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

       5.5. FEDERAL SECURITIES LAW MATTERS. (i) None of the Company, the Manager or the WAT Trustee nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts in the United States within the meaning of Regulation S ("REGULATION S") under the United States Securities Act of 1933, as amended (the "SECURITIES ACT") with respect to the Securities, (ii) it and they have complied with the offering restriction requirements of Regulation S, (iii) none of the Company, the Manager, the WAT Trustee or any person acting on its or their behalf has offered or will offer to sell any of the Securities by means of any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iv) none of WAT, the Manager or the WAT Trustee, as the case may be, is a "foreign issuer" within the meaning of Regulation S and the Company reasonably believes that there is no "substantial U.S. market interest" (as such term is defined in Regulation S) in the Securities.

       5.6. DISCLOSURE. At the Pricing Date, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

       5.7. LEGAL PROCEEDINGS. No legal or governmental proceedings are pending to which the Company, the Manager or the WAT Trustee or to which the property of the Company, the Manager or the WAT Trustee is subject which might reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) of either the Company, the Manager or the WAT

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Trustee and/or its respective subsidiaries, in each case taken as a whole, whether or not arising in the ordinary course of business.

       5.8. INVESTMENT COMPANY. Each of the Company, the Manager and the WAT Trustee is not an "investment company", and is not directly or indirectly controlled by any person which is required to register as an "investment company", within the meaning of and under the U.S. Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an "investment company" subject to registration under such Act.

       5.9. REIT STATUS. The Company is organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under Sections 856 through 860 of the U.S. Internal Revenue Code of 1986, as amended (the "CODE"), and the present and contemplated method of operation of the Company does and will enable the Company to meet the requirements for taxation as a REIT under the Code.

       Section 6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents, warrants and covenants to the Company as follows:

       6.1. ORGANIZATION AND STANDING. The Purchaser has all requisite power and authority to enter into and perform its obligations under this Agreement.

       6.2. AGREEMENT. This Agreement has been duly authorized by all necessary action on the part of the Purchaser, has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

       6.3. GOVERNMENTAL AND OTHER CONSENTS. No consent, approval or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority or any other person is required to be obtained by the Purchaser in connection with the execution, delivery or performance of this Agreement by the Purchaser or of any of the transactions contemplated hereby.

       6.4. ERISA MATTERS. None of the funds proposed to be used by you to purchase any Securities constitutes assets of an employee benefit plan within the meaning of The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to ERISA.

       6.5. INVESTMENT REPRESENTATION; TRANSFER RESTRICTIONS. The Purchaser is acquiring the Securities (and, upon exercise of any Option, the WAT ordinary units issued pursuant thereto) for its own account and not with a view to, or for sale in connection with, any distribution thereof. The Purchaser understands that the Securities (and such WAT ordinary units) are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Securities (and such WAT ordinary units) have not been and will not be registered under the Securities Act and that (i) if it decides to resell, pledge or otherwise transfer such Securities (and such WAT ordinary units), such Securities (and such WAT ordinary units) may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement under the Securities Act, (B) outside the United States to a non-U.S. person in a transaction meeting the requirements of Rules 903 and 904 of Regulation S and in accordance with any applicable securities laws of any applicable jurisdiction, (C) to the Company and its affiliates or WAT and its affiliates, or (D) in each case subject to the restrictions on ownership and transfer set forth below in Section 7; and (ii) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth below in
Section 7.

       6.6. OWNERSHIP. No individual owns, directly or indirectly, more than five percent of the beneficial interests of the Purchaser.

       6.7. INVESTIGATION, ETC. The Purchaser confirms that it is not entitled to rely on any investigation that any other person may have conducted with respect to the Company, WAT and the ordinary units of WAT.

       6.8. NO VIOLATION. As of the date of this Agreement, neither (i) the ownership by the Purchaser of a Share at a time when the Purchaser owns no Options nor (ii) the ownership by the Purchaser of an Option at a time when the Purchaser owns no Shares would contravene, violate or constitute a default under
(A) any document pursuant to which the Purchaser was organized and operates, (B) any law, rule or regulation to which the Purchaser is subject (other than laws of the United States, the District of Columbia or any State), (C) any judicial or administrative order or decree to which the Purchaser is subject or (D) any standard, fiduciary duty or policy which governs the management and/or investment criteria of the Purchaser. As of the date of this Agreement, the purchase of and payment for the Securities to be purchased by the Purchaser on the Closing Date is not prohibited by any applicable law or governmental regulation of the jurisdiction in which the Purchaser is organized.

       6.9. AMENDMENT TO ARTICLES. The Purchaser covenants and agrees to vote or cause to be voted all shares of Series A Shares owned or controlled by it in favor of, and to otherwise use its or his best efforts to cause, an amendment (the "Amendment") to the Company's articles of incorporation, as amended (the "Articles") (i) to amend Section 4.2A(e) of Article Fourth of the Articles to provide that the holders of the Series A Shares (as defined in the Articles) and the Shares (as defined in this Agreement) shall vote together as a class on all matters requiring a vote of such shares, including but not limited to the election of one director upon the failure to declare dividends, and that, where the vote of a majority of the Series A Shares is currently provided, the vote required shall be a vote of a majority of the Series A Shares and the Shares, voting together as a class, and (ii) to make such other changes to the Articles as shall not adversely affect the rights, preferences or powers of the Shares or the Series A Shares as the Company may reasonably request. The Purchaser covenants agrees to attend, in person or by proxy, any shareholders meeting at which the shareholders of the Company are to vote for such amendments to the Articles and to vote or cause to be voted all of its Series A Shares at each such meeting as set forth herein.

       Section 7. RESTRICTIONS ON TRANSFER. (i) The Purchaser understands and agrees that any certificates evidencing the Shares purchased pursuant to this Agreement shall be stamped or endorsed with legends in substantially the following form and the Purchaser shall be subject to the provisions of such legends:

    THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AND AS SET FORTH HEREIN.

    THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) INSIDE THE UNITED STATES TO A PERSON WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a))(1),(2), (3) AND (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (i) THE RECEIPT BY THE ISSUER OF A LETTER IN SUBSTAN-

    TIALLY THE FORM ATTACHED TO THE SUBSCRIPTION AGREEMENT PURSUANT TO WHICH THIS SECURITY WAS ISSUED, (ii) UNLESS THE TRANSFER IS OF SECURITIES WITH A PURCHASE PRICE OF NOT LESS THAN US$ 250,000, THE RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, AND
    (iii) THE RECEIPT BY THE ISSUER OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE ISSUER THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULES 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) TO THE ISSUER OR ITS AFFILIATES, OR (5) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

       (ii) The Purchaser understands and agrees that, as of the Closing Date, the Shares shall bear the following additional legend and that the Purchaser shall be subject to the provisions of such legend:

  THIS SECURITY IS ISSUED PURSUANT TO AND IS SUBJECT TO THE TERMS AND
    CONDITIONS OF THE ISSUER'S ARTICLES OF INCORPORATION, AS AMENDED.

       (iii) The Purchaser understands and agrees that, as of the Closing
Date, the Options will be subject to the transfer restrictions under the Option Deed and shall be stamped or endorsed with legends in the forms set forth in the Option Deed and that the Purchaser shall be subject to the provisions of such legends.

       (iv) The Purchaser understands that the WAT ordinary units issuable upon exercise of the Options will be subject to the transfer restrictions under the WAT Trust Deed and the Option Deed and that the Trustee of WAT will not recognize or effect transfers of ownership of the WAT ordinary units unless such transfer restrictions are complied with and fully satisfied (so long as such transfer restrictions shall apply to such WAT ordinary units).

       Section 8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto contained in this Agreement or otherwise made in writing in connection with the transactions contemplated herein shall survive the making of this Agreement and transfer of the Securities.

       Section 9. NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered by hand or sent by first-class mail, postage prepaid, as follows:

If to the Purchaser, at:

       P.O. Box 2889
       6401 DJ Heerien
       The Netherlands

with a copy to:

       U.S. Alpha Incorporated
       450 Lexington Avenue, Suite 1800
       New York, New York  10017
       Attention:  Jean Klijnen, Portfolio Manager

If to the Company, at:

       11601 Wilshire Blvd., 12th Floor
       Los Angeles, California  90025
       Attention:  Co-President

with a copy to:

       Debevoise & Plimpton
       875 Third Avenue
       New York, New York  10022
       Attention:  Barry Mills

If to WAM, at

       Westfield America Management Limited
       Level 24 Westfield Towers
       100 William Street
       Sydney, NSW  2011
       Australia
       Attention:  Company Secretary


with a copy to:

       The National Manager
       Property Trusts
       Perpetual Trustees Australia Limited
       Level 7
       1 Castlereagh Street
       Sydney
       Australia
       Attention:  Mr. Allan Cowper

If to the WAT Trustee, at

       The National Manager
       Property Trusts
       Perpetual Trustees Australia Limited
       Level 7
       1 Castlereagh Street
       Sydney
       Australia
       Attention:  Mr. Allan Cowper

       with a copy to:

       Westfield America Management Limited
       Level 24 Westfield Towers
       100 William Street
       Sydney, NSW  2011
       Australia
       Attention:  Company Secretary
or, in each case, at such address and to the attention of such person as either party shall have furnished to the other by notice.

       Section 10. TERMINATION. In the event the Closing does not occur on or before June 15, 1997, the Company or the Purchaser may terminate this Agreement by written notice to the other parties, after which time the Company, WAT and the Purchaser shall have no further liability or obligation to each other under this Agreement, unless such date is extended by the consent of the parties hereto.

       Section 11. RECONSTRUCTIONS. The Company agrees that until the expiration of the Special Option Period (as defined in the Option Deed), prior to any Reconstruction (as defined in the Option Deed) of the Company, it will provide not less than 30 days prior written notice of such transaction to the Purchaser and to WAT.

       Section 12. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties hereto. This Agreement may be modified or terminated only by an instrument in writing signed by the parties hereto.

       Section 13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and shall inure to the benefit of the successors and assigns of the parties hereto.

       Section 14. HEADINGS. The headings of the sections of this Agreement are solely for convenience of reference and shall not affect the meaning of any of the provisions hereof.

       Section 15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York as applied to contracts made and fully performed in New York.

       Section 16. COUNTERPARTS. This Agreement may be executed in one or more separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

       Section 17. ISSUANCE AND OTHER TAXES. The Company shall pay or cause to be paid all stamp, stamp duty, stamp duty reserve, documentary, registration, transfer or similar taxes required to be paid in connection with the issuance to the Purchaser of the Options, the exercise of the Options and the issuance of ordinary units of WAT pursuant thereto and the issuance and sale to the Purchaser of the Securities, and shall have caused all appropriate stock transfer tax stamps to be affixed to the certificates representing the Securities so sold and delivered. The Company shall file, indepen-dently or jointly with the Purchaser, as the law requires, all transfer tax filings required to be filed by it in connection with the sale and delivery to Purchaser of the Securities.

       Section 18. NO DELAY; WAIVER. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

       Section 19. SEVERABILITY. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

       Section 20. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company will deliver (in duplicate) to the Purchaser, so long as the Purchaser shall hold any of the Securities:

       (a) as soon as reasonably practicable after the end of each quarterly fiscal period, a consolidated balance sheet of the Company and its subsidiaries as at the end of such period, and a consolidated statement of income and of retained earnings of the Company and its subsidiaries for such period, setting forth in each case, in comparative form, figures for the corresponding period of the previous fiscal year, all in reasonable detail and certified as true and correct by a principal financial officer of the Company, subject to year-end adjustments;

       (b) as soon as practicable after the end of each fiscal year, a consolidated balance sheet of the Company and its subsidiaries and a consolidated statement of income and of retained earnings of the Company and its subsidiaries for such year, setting forth in each case, in comparative form, figures for the previous fiscal year, all in reasonable detail and certified by independent certified public accountants; and

       (c) promptly upon transmission thereof, copies of all financial statements, proxy statements, reports and returns sent by the Company to any class of its stockholders and of all registration statements and regular and periodic reports, if any, filed by it with the United States Securities and Exchange Com-mission or any governmental authority succeeding to the functions of such Commission.

       Section 21. INSPECTION. The Company will permit any authorized representatives designated by the Purchaser (so long as the Purchaser shall hold any of the Securities) at the Purchaser's expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss its and their affairs, finances and accounts with its and their officers, all at such reasonable times and as often as may be reasonably requested.

       Section 22. LOST, ETC., CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any of the Shares and, in case of any such loss, theft or destruction, upon delivery of indemnity satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Company will at its expense make and deliver a new certificate, of like tenor, in lieu of such lost, stolen, destroyed or mutilated certificate. Upon surrender of any certificate representing any of the Shares to the Company at its principal office, the Company at its expense will issue in exchange therefor and deliver to the holder of the surrendered certificate a new certificate or certificates, in such denomination or denominations as may be requested by such holder.

       Section 23. LIMITATION OF LIABILITY. As the WAT Trustee enters into this Agreement only in its capacity as trustee of WAT, the WAT Trustee is liable under this Agreement only up to the extent to which it is indemnified out of the assets of WAT. The WAT Trustee is only personally liable to the extent that it is fraudulent, negligent or in breach of trust. If the WAT Trustee is not personally liable, the parties other than the WAT Trustee must not sue the WAT Trustee personally or seek to wind it up to recover any outstanding money, and the WAT Trustee is entitled to plead this clause as a bar to the taking of any such proceedings.

       Section 24. WAT TRUST DEED. Each of the parties to this Agreement, other than the WAT Trustee, acknowledges that it has received a copy of the WAT Trust Deed (as amended) establishing WAT and that it understands the rights and obligations of the WAT Trustee and the Manager therein.

        IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above-written.

                      WESTFIELD AMERICA, INC.


                      By:
                         ----------------------------------------------------
                         Name:
                         Title:


                      WESTFIELD AMERICA MANAGEMENT
                       LIMITED, in its capacity as manager of
                       Westfield America Trust


                      By:
                         ----------------------------------------------------
                         Name:
                         Title:


                      PERPETUAL TRUSTEE COMPANY LIMITED,
                         in its capacity as trustee of Westfield America
                         Trust

                      By:
                         ----------------------------------------------------
                         Name:
                         Title:


                      STICHTING PENSIOENFONDS, ABP


                      By:
                         ----------------------------------------------------
                         Name:
                         Title:


                      By:
                         ----------------------------------------------------
                         Name:
                         Title: